UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): October 20, 2016
Boston Private Financial Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-17089	04-2976299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Ten Post Office Square, Boston, Massachusetts 02109
(Address of principal executive offices)
(617) 912-1900
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
The information in this Current Report on Form 8-K furnished under this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Furthermore, the information in this Current Report on Form 8-K furnished under this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.
On October 20, 2016, Boston Private Financial Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter and nine months ended September 30, 2016. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 19, 2016, the Compensation, Governance and Executive Committee of the Board of Directors of the Company approved an Executive Vice President Severance Pay Plan (the “Severance Plan”). Under the Severance Plan, which is effective October 19, 2016, an employee of the Company, Boston Private Bank & Trust Company (the “Bank”), or any of the Bank’s subsidiaries with the title of Executive Vice President or above will receive certain severance benefits if such employee’s job is eliminated or the employee is terminated without cause, including, without limitation, payment of base salary for a period of twelve months following termination of employment (the “severance period”), a pro-rated bonus, a monthly cash payment equal to the employer’s share of the premium for group medical and/or dental benefit plan continuation under COBRA during the severance period, pro-rata vesting of time- and performance-based restricted stock awards (other than as provided in the applicable award agreement), and outplacement benefits. The receipt of any severance payment is contingent upon the execution by such employee of a general release of claims against the Company and certain other conditions, including the non-solicitation of clients and employees for the severance period. Executives who otherwise have an agreement providing for severance pay are not eligible to receive payments under the Severance Plan.
The above description is a summary of the terms of the Severance Plan and is subject to and qualified in its entirety by the terms of the Severance Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
10.1    Executive Vice President Severance Pay Plan
99.1    Earnings Press Release of the Company dated October 20, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

	By:	/S/ DAVID J. KAYE
	Name:	David J. Kaye
	Title:	Executive Vice President, Chief Financial and Administrative Officer
Date: October 20, 2016

EXHIBIT INDEX

Exhibit No.	Description
10.1	Executive Vice President Severance Pay Plan
99.1	Earnings Press Release of the Company dated October 20, 2016